Exhibit 99.1

Forward-Looking Statements

Private Securities Litigation Reform Act of 1995 Safe Harbor Provision

During the course of this presentation, we may make projections or other forward-looking statements regarding future events or the future financial performance of the company.

Such statements are just estimates and actual events or results may differ materially from these forward-looking statements. Please refer to the documents that the company files with the SEC from time to time for a detailed discussion of the factors, risks and uncertainties that could cause actual results to differ materially from those contained in our projections or forward-looking statements.

Copies of our SEC filings are available upon request or by accessing our company website at www.metrologic.com.

2004 HIGHLIGHTS

$0

$20

$40

$60

$80

$100

$120

$140

$160

$180 US $

Millions

2002 2003 2004

Revenue Growth

$116

$138

$178

$27.3 $31.9

$39.7

1Q 2004 1Q 2003 1Q 2002

Committed to enhancing long-term shareholder value.

$0

$5

$10

$15

$20

$25 US $

Millions

2002 2003 2004 Q102 Q103 Q104

Net Income

$1.7

$13.9

$22.7

$5.1

$3.8

$0.02

1Q 2004 1Q 2003 1Q 2002

Committed to enhancing long-term shareholder value.

$0.00

$0.20

$0.40

$0.60

$0.80

$1.00 US $

2002 2003 2004 Q102 Q103 Q104

EPS

Committed to enhancing long-term shareholder value.

$0.10

$0.72

$0.99

$0.00

$0.22 $0.22

1Q 2004 1Q 2003 1Q 2002

Acquisitions

Intelligently deploying cash to support our goals and vision.

Select Customers

Cost Reduction: Eliminates Metrologic license fees Successful: Retained and expanded customer base Market Expansion: Document Processing; Postal niches

Technology: The Industry’s premier image-based decoding software

Acquisitions

Intelligently deploying cash to support our goals and vision.

Metrologic ERIA France

Paris

51% equity interest acquired in July, 2000 Existing distributor relationship Retained and expanded customer base

Philosophy of growing the business by being “globally local” Remaining minority interest acquired in March, 2004

New Product Introductions

Creating the industry's broadest line of scanners.

Quantum*E*™ - omnidirectional scan module



- 2005 market estimate $30 M
- Omni platform for future products
- Compact replacement for existing older technology

Quantum*T*™ - small multi-mode scanner



- 2005 market estimate $100 M
- Multiple configurations for greater business opportunities
- Multi-mode addition to product line

Focus™ - 2D matrix imager handheld



- 2005 market estimate $31 M (rapidly growing)
- Best-in-class bar code imager performance
- Increases total addressable market

Stratos*S*™ - compact 5-sided bi-optic



- 2005 market estimate $108 M
- APAC, EMEA, SA market demand for 5-sided bi-optic
- Potential for high-volume tier 1 sales

Metrologic
Annual Shareholders' Meeting 2005

Geographic Expansion

Providing personal service through execution of our "Globally Local" strategy.



Bangalore



Chengdu (MetroSuzhou pictured)



The Americas HQ; West Deptford, NJ

Sales Office Openings

- India
- China (Chengdu – 5th China office)
- Poland
- The Americas

Added Direct Sales Presence

- Indonesia
- Taiwan
- Korea

Metrologic
Annual Shareholders' Meeting 2005

Tier 1 Retail Customer Wins

“We really work for you.”™ is much more than a tag line.

Good Quality + Reliability + Great Service + Customization

+ Easy with which to do business = a Great Deal

2004 2005

Repeat Customers* 3 6

New Customers 8 10

* New significant rollouts to existing Tier 1 Retail customers.

The Americas Scanner Market Share Growth

“There’s a bright IT spending horizon for small and midsize businesses in the Americas.”

- AMR Research

Americas Handheld

10.0% 5.0% 0.0%

2-year CAGR: 20.7%

8.6% 7.8%

5.9%

2002 2003 2004*

Americas Retail Stationary

2-year CAGR: 45.0%

8.2%

6.6%

3.9%

2002 2003 2004*

“We believe in gaining market share one customer at a time.” -Greg DiNoia, VP the Americas

Data Source: Venture Development Corp.; PRELIM 2004 data CAGR = Compounded Annual Growth Rate

10.4%

13.8%

16.9%

2002 2003 2004*

9.9%

13.8%

15.3%

0.0%

5.0%

10.0%

15.0%

20.0%

2002 2003 2004*

EMEA Scanner Market Share Growth

• Data Source: Venture Development Corp.; PRELIM 2004 data

EMEA Handheld EMEA Retail Stationary

2-year CAGR: 24.3%

• CAGR = Compounded Annual Growth Rate

2-year CAGR: 27.5%

“Much of our

success lies in our

strong, broad

distribution

channel.”

-Mark Ryan, MD

EMEA

- Deloitte, Global Technology Group

“..EMEA shows a more mature technology sector...the focus clearly on long-term growth.”

8.5%

10.1%

13.8%

2002 2003 2004*

3.7%

5.0%

6.3%

0.0%

5.0%

10.0%

15.0%

2002 2003 2004*

AsiaPac Scanner Market Share Growth

APAC Handheld APAC Retail Stationary

2-year CAGR: 30.5% 2-year CAGR: 27.4%

“..markets such as China and India will continue to dominate IT growth prospects..”

“Responsiveness,

easy to deal with

and constantly

increasing our

customer base are

our key growth

drivers.”

-Dale Fischer, VP

Int’l Sales

- MindBranch, Inc – Market Research and Analysis

• Data Source: Venture Development Corp.; PRELIM 2004 data

• CAGR = Compounded Annual Growth Rate

2005

Bar Code Scanner Hardware Market

$-

$500

$1,000

$1,500

$2,000

$2,500

$3,000

2002 2003 2004* 2005E 2006F 2007F 2008F 2009F

Industrial

Scanners & Engines

12% CAGR

2004e – 2005f

9%

8% CAGR

• Dollars in US$1,000’s

• Data Source: Venture Development Corp.; PRELIM 2004 data

“..imaging continues to experience greater growth rates than traditional solutions..”

- Venture Development Corporation

Current Metrologic Environment

What’s happening in 1H05.

Customer Demographics

Effect of Significant Tier 1 “Wins”

Larger deals Lower ASPs Gross Margin pressure “Lumpy” quarterly revenue

Fundamental Differences in our Markets

?Industrial Automation and Optical Systems carry inherently lower gross margins

Market Dynamics

Challenging Environment in EMEA

Soft market in Western Europe

Industrial Automation

Significant expected wins have not materialized

1H 2005

What’s happening in 1H05.

Selected Financial Highlights Q1 05

Revenue $46,851

Net Income $3,901

FD EPS $0.17

Cash $67.9M

Working

$86.0M

capital

Current

2.87

ratio

Q2 05

Following historical sequential revenue trends

Had been running the business against more aggressive goals than we expect to realize ?Potential adverse impact due to the Euro

FY 2005 Guidance

Positive expectations for 2H05.

2004 2005 *

Revenue $178M $195M—$205M

Net Income $22.7M $18.5M—$19.7M

FD EPS $0.99 $0.80—$0.85

* Euro Assumptions $1.20 to $1.25 * Gross Margin 43% to 45% * Effective full year tax rate 36%

Actions in Progress

We’re already moving.

1 Improvements in COGS

2 Improvements in OPEX

3 Continue market share growth

Improvements in COGS

Cost reductions are a Metrologic core competency.

Omni Redesigns

HH Redesigns

Volume Pricing

Logistics

Automation

China

Total Est. 2005 Annualized COGS Reductions $5.6M

Examples of improvements in COGS

Industry recognized low-cost producer.

China Production

67% of 2004 volume Doubled Size of Facility

Secured land for doubling again

Lean Manufacturing

Voyager® per unit production time reduced 58%

Product Redesign for Manufacture

Eclipse®—common electronics platform

- BOM reduction of 20%

- Reliability improvement: 47% reduction in annual failure rate

Suzhou, China

Blackwood, NJ, USA

AOA, Cambridge, MA, USA

Improvements in OPEX

Innovative ways to grow while staying lean.

Salaries & Wages

Travel

Advertising

Other

Legal Fees

Total OPEX Reduction Initiatives $2.2M (2H05)

Continue Market Share Growth

Customers always come first.

Continue to innovate.

Continue to offer quality products and service. Continue to deliver on our customer promise. Continue to be “globally local”.

Continue to offer a great deal.

Summary

Metrologic is a strong growth company.

Sales US$ (in millions)

$250 $200 $150 $100 $50 $0 $200 $178

$138 $112 $116 $92 $80 $66 $53 $47 $42 $36

1994 1995

1996

1997

1998

1999

2000 2001

2002

2003

2004

2005*

*Projections based on mid-range of company’s published guidance